SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                PLC SYSTEMS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                PLC SYSTEMS INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.




                                PLC SYSTEMS INC.

                                  10 FORGE PARK
                          FRANKLIN, MASSACHUSETTS 02038

                          ----------------------------
                            NOTICE OF ANNUAL GENERAL
                             MEETING OF STOCKHOLDERS
                          ----------------------------

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that an Annual General Meeting (the "Meeting") of Members ("Stockholders") of PLC SYSTEMS INC. (the "Corporation"), a British Columbia corporation, will be held on Monday, June 30, 1997, at 10:00 a.m. at the Bank of Boston Auditorium, 100 Federal Street, Boston, Massachusetts 02110 for the following purposes:

         1. To elect two members to the Board of Directors for a three year term of office.

         2. To appoint Ernst & Young LLP as auditors for the current fiscal year ending December 31, 1997 and to authorize the directors to fix the remuneration to be paid to the auditors.

         3. To receive and consider the report of the directors to the Stockholders and the consolidated financial statements of the Corporation together with the auditor's report thereon for the fiscal year ended December 31, 1996.

         4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on May 23, 1997, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.






         We hope that all Stockholders will be able to attend the Meeting in person. In order to assure that a quorum is present at the Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Meeting. A postage-prepaid envelope, addressed to U.S. Stock Transfer Corporation, the Corporation's transfer agent, has been enclosed for your convenience. If you attend the Meeting, your proxy, at your request, will be returned to you and you may vote your shares in person.

                                          By Order of the Board of Directors


                                          NEIL H. ARONSON
                                          Secretary

Franklin, Massachusetts
May 29, 1997





                                PLC SYSTEMS INC.
                                  10 FORGE PARK
                          FRANKLIN, MASSACHUSETTS 02038

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                                  May 29, 1997



         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF PLC SYSTEMS INC. (THE "CORPORATION") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF MEMBERS (THE "STOCKHOLDERS") TO BE HELD ON MONDAY, JUNE 30, 1997, AT 10:00 A.M. AT THE BANK OF BOSTON AUDITORIUM, 100 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

         Stockholders of record at the close of business on May 23, 1997 will be entitled to vote at the Meeting or any adjournment or adjournments thereof. On that date, 16,627,537 shares of Common Stock, no par value per share, of the Corporation ("Common Stock" or "Voting Securities") were issued and outstanding. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Meeting. No other voting securities of the Corporation are authorized.

         A quorum for the Meeting is two Stockholders or proxyholders representing two Stockholders or one Stockholder and a proxyholder representing one Stockholder holding shares representing at least ten percent (10%) of the shares outstanding present at the Meeting. Each proposal to be voted upon by the Stockholders of the Corporation requires the votes of a majority of shares of Common Stock present at the Meeting for passage. Abstentions are counted for purposes of determining the presence or absence of a quorum at the Meeting but are not counted in tabulation of the votes cast on proposals presented to Stockholders. British Columbia law does not recognize broker non-votes (which, under U.S. law, result when a broker holding shares for a beneficial holder has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters). However, under the provisions of the British Columbia Company Act, a broker has the right to vote on all matters submitted for Stockholder vote if the broker
(i) provides to the beneficial holder a copy of all Meeting-related materials, and (ii) provides to the beneficial holder a request for voting instructions, stating that if voting instructions are not received from the beneficial holder at least twenty-four (24) hours prior to the time at which all proxies must be submitted for tabulation, then the broker may in his or her discretion vote the beneficial holder's shares or appoint a proxyholder to vote the shares at the Meeting.

         The directors and officers of the Corporation as a group own or may be deemed to control approximately 7.7% of the outstanding shares of Common Stock of the Corporation. Each of the directors and officers has indicated his or her intent to vote all shares of Common Stock owned or controlled by him or her in favor of each item set forth herein.

         Execution of a proxy will not in any way affect a Stockholder's right to attend the Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

         The persons named in the enclosed proxy for the Meeting are officers and/or directors of the Corporation. STOCKHOLDERS HAVE THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A STOCKHOLDER, TO REPRESENT THE STOCKHOLDERS AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED OR BY EXECUTING A PROXY SIMILAR TO THE ENCLOSED FORM.

         Shares represented by properly executed and deposited proxies will be voted for or against or withheld from voting in accordance with the instructions of the Stockholders on any ballot that may be called for and, if the Stockholders specify a choice with respect to any matter to be acted upon at the Meeting, shares represented by such proxies will be voted accordingly. IF A STOCKHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING PROXY AS HIS PROXYHOLDER AND DOES NOT MAKE A CHOICE TO DIRECT THE SAID PROXYHOLDER TO VOTE FOR OR AGAINST OR TO WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE SHARES REGISTERED IN THE NAME OF SUCH STOCKHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS ATTORNEYS IN THE PROXIES. THE ENCLOSED PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxyholder in the proxies. The Board of Directors knows of no matter to be acted upon at the Meeting that would give rise to appraisal rights for dissenting security-holders.

         An annual report containing financial statements for the fiscal years ended December 31, 1996, 1995 and 1994 is being mailed herewith to all Stockholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to Stockholders on or about May 29, 1997.

         Advance notice of the Meeting was published in The Province newspaper in Vancouver, British Columbia, on May 5, 1997 and delivered to the British Columbia Superintendent of Brokers in accordance with Section 135 of the Company Act (British Columbia).

                                   ITEM NO. 1

                              ELECTION OF DIRECTORS

         The Corporation's Articles, as amended, provide that directors may be elected for a term of office of one or more years as may be specified in the resolution by which the directors are elected. At the Corporation's 1995 Annual Meeting, it was resolved that the members of the Board of Directors shall be classified and elected as nearly as possible into three classes, each with approximately one-third of the members of the Board of Directors. The classified board is designed to assure continuity and stability in the Board of Director's leadership and policies. Dr. Rudko and Mr. Pendergast are classified as Class I directors and were elected to serve a three year term, expiring at the 1998 Annual Meeting, Mr. Pulkonik and Ms. Murphy are classified as Class II directors and are being nominated to serve as directors at this Meeting until the 2000 Annual Meeting, and Drs. Norton and Smith and Mr. Capozzi are classified as Class III directors and were elected to serve until the 1999 Annual Meeting. The Company Act (British Columbia) requires that the Corporation's President serve on the Board of Directors. Since Dr. Rudko will become the Interim Acting President of the Corporation effective June 30, 1997, this requirement will be satisfied. However, as a result of Mr. Hibbs' resignation as a director effective June 30, 1997, there will be a vacancy on the Board. In order to fill this vacancy, Ms. Murphy is being nominated to serve as a member of the Board of Directors. In order to continue to satisfy the Company Act requirement, Ms. Murphy has agreed with the Corporation to resign as a director effective immediately upon the Corporation hiring a new President and Chief Executive Officer, and Dr. Rudko will resign as Interim Acting President. The new President and Chief Executive Officer will then be appointed by the Board of Directors to fill Ms. Murphy's vacancy and serve the remainder of such term. The successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the Stockholders. Directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which directors shall have been chosen, and until their successors are duly elected by the Stockholders. Officers are appointed by and serve at the discretion of the Board of Directors, subject to their employment contracts.

         Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of Mr. Pulkonik and Ms. Murphy as Class II directors, each to serve until the 2000 Annual Meeting. The Board of Directors knows of no reason why such nominees should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors within Class II at a lesser number.

         The following table sets forth the ages of and positions and offices presently held by the nominee directors and the directors of the Corporation, as well as the date each individual was first elected a director. For information about ownership of the Corporation's Voting Securities by each director and the nominees, see "Beneficial Ownership of Common Stock."


                                            DATE                                                 CLASS TO
                                            FIRST                                                WHICH THE
                                            BECAME A                                             NOMINEE
NAME                                AGE     DIRECTOR          POSITION                           BELONGS
----                                ---     --------          --------                           -------

Robert I. Rudko, Ph.D.              55      4/14/92           Chairman of the Board                    I
                                                              of Directors, Interim Acting

                                                              President (effective June
                                                              30, 1997) and Chief
                                                              Scientist

M. Lee Hibbs                        50      6/10/94           President, Chief Executive              II
                                                              Officer and Director

Edward H. Pendergast                63      9/24/92           Lead Outside Director                    I

Harold P. Capozzi                   72      4/15/91           Director                               III

Patricia L. Murphy*                 46        N/A             Chief Financial Officer,                II
                                                              Treasurer and Nominee
                                                              Director

H.B. Brent Norton, M.D.             36      6/10/94           Director                               III

Kenneth J. Pulkonik*                56      9/14/92           Director                                II

Roberts A. Smith, Ph.D.             68      1/22/93           Director                               III

----------------
*Nominees for election at this Meeting.

         The Corporation has agreed for five years from September 1992 to nominate and use its best efforts to cause the election of a designee of H.J. Meyers & Co., the Corporation's representative (the "Representative") in its September 17, 1992 public offering, reasonably acceptable to the Corporation for election to its Board of Directors. The Representative selected Dr. Smith as its designee.

         Under British Columbia corporate law, a majority of the Corporation's directors must be residents of Canada and one director must be a resident of British Columbia. As a result, Stockholders may be limited in the persons they can nominate and elect as directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Corporation's stock to file initial reports of ownership on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission ("SEC") and any national securities exchange on which the Corporation's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Corporation and written representations from its executive officers and directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended December 31, 1996 ("Fiscal 1996), except for two Form 4's representing the sale of an aggregate of 4,250 shares by Harold P. Capozzi.

COMMITTEES

         The Board of Directors established an Audit Committee, a Compensation Committee, and a Nominating Committee in January 1993.

         Messrs. Pulkonik and Pendergast serve as members of the Audit Committee. The Audit Committee is concerned primarily with recommending the selection of, and reviewing the effectiveness of, the Corporation's independent auditors and reviewing the effectiveness of the Corporation's accounting policies and practices, financial reporting and internal controls. The Audit Committee reviews any transactions which involve a potential conflict of interest and the scope of independent audit coverages, the fees charged by the independent auditors, and internal control systems. The Audit Committee met two times and held one telephonic meeting in Fiscal 1996.

         Dr. Smith and Mr. Pendergast serve on the Compensation Committee. The Compensation Committee is responsible for setting and administering the policies which govern annual compensation for the Corporation's executives. The
Compensation Committee negotiates and proposes to the Board of Directors compensation arrangements for officers, other key employees, certain consultants and directors of the Corporation. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The Compensation Committee met formally one time and had one telephonic meeting in Fiscal 1996.

         Dr. Rudko and Mr. Capozzi serve on the Nominating Committee, which was established for the purpose of nominating potential new directors. The
Nominating Committee will consider nominees recommended by Stockholders. A Stockholder wishing to nominate a candidate should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Corporation. The Nominating Committee did not meet in Fiscal 1996.

         The Board of Directors held five meetings during Fiscal 1996. All of the Corporation's directors attended all of the meetings of the Board of Directors and of those committees of which they were members that were held during Fiscal 1996.

         No director or executive officer is related to any other director or executive officer by blood or marriage.

BACKGROUND

         The following is a brief account of the business experience of the nominee directors and each director:

         ROBERT I. RUDKO, PH.D. Dr. Rudko has served as Chairman of the Corporation since April 1992, President of the Corporation from April 1992 until October 1993, Chief Scientist of the Corporation since October 1993 and President of Laser Engineering, Inc. (now known as PLC Medical Systems, Inc. "PLC Medical"), a wholly owned subsidiary of the Corporation, since 1981. Effective June 30, 1997, Dr. Rudko will be the Interim Acting President of the Corporation. Dr. Rudko has 27 years of experience in the analysis, design, development, and manufacture of lasers and surgical laser systems. Prior to founding PLC Medical in 1981, Dr. Rudko was employed by the Research Division of Raytheon Company, a publicly traded defense contractor, from 1967 to 1981, first as a Senior Research Scientist and then as Principal Research Scientist. Dr. Rudko received his Ph.D. degree in electrical engineering from Cornell University.

         M. LEE HIBBS. Mr. Hibbs has served as a director of the Corporation since June 1994 and President and Chief Executive Officer of the Corporation since October 1993. On April 18, 1997, Mr. Hibbs and the Corporation entered into a severance agreement and release (the "Agreement"). Pursuant to the terms of the Agreement, Mr. Hibbs has agreed to resign as the President and board member of the Corporation effective June 30, 1997 and as the Chief Executive Officer of the Corporation effective July 31, 1997. From 1991 to September 1993, Mr. Hibbs was the President and Chief Operating Officer for Electro-Catheter Corp., a publicly traded, New Jersey manufacturer of cardiac catheters. From 1987 to 1991, Mr. Hibbs was the General Manager of the Interventional Cardiology Division for Mallinckrodt Medical, Inc., a division of publicly traded Mallinckrodt Group, a company that manufactures medical products and animal products. From 1985 to 1987, Mr. Hibbs was the Business Development and Marketing Manager, and from 1983 to 1985, Mr. Hibbs was a Product Manager, for the USCI International Division of C.R. Bard Inc., a publicly traded manufacturer of medical products. Prior to 1983, Mr. Hibbs held various sales and sales management positions in the surgical instruments, life support systems equipment, medical disposables and pharmaceuticals industries.

         EDWARD H. PENDERGAST. Mr. Pendergast was a director of PLC Medical from its incorporation in 1981 until 1992. Mr. Pendergast has served as a director of the Corporation since September 1992 and as its Lead Outside Director since March 1995. Mr. Pendergast is the President of Pendergast & Company, a privately held management consulting firm. Mr. Pendergast also serves as acting Chief Executive Officer of Symbus Technology, Inc., a privately held software company. From 1984 to 1989, Mr. Pendergast served as the Chairman of Kennedy & Lehan, a public accounting firm. Mr. Pendergast also serves as a member of the Board of Directors of several private companies. Mr. Pendergast is a Certified Public Accountant and the former President of the Massachusetts Society of Certified Public Accountants.

         HAROLD P. CAPOZZI. Mr. Capozzi has served as a director of the Corporation since 1991. For approximately the last 25 years through the present, Mr. Capozzi has worked on a part-time basis in various managerial and operational capacities for several family-owned businesses. These businesses, Capozzi Enterprises, Ltd., Pasadena Investments, Ltd. and Catalina Properties Ltd., operate primarily in the real estate and real estate leasing markets and are privately held. From 1986 to 1990, Mr. Capozzi served as the President of International Phoenix, a publicly traded mining development company. From 1987 to 1991, Mr. Capozzi was a director for Pineridge Capital Group Inc., a publicly traded venture capital company. From 1989 to 1991, Mr. Capozzi served as a director for International Pastel Food Corporation, a publicly traded food franchise company. He also served as a director for Consolidated General Western Industries Inc., a publicly traded holding company, from 1989 to 1991. From 1990 to 1991, Mr. Capozzi served as the President of Unilens Optical Corp., a publicly traded contact lens manufacturing company. From 1990 to 1993, Mr. Capozzi was a director of Aegis Resources Ltd., a publicly traded mining company. He has also served as a director for Comac Food Group Inc., from 1991 to 1993. He has been a director of Richland Mines Inc., a publicly traded company, since 1993. He has been a director of Dynamic Associates, Inc., a publicly traded medical company, since 1996.

         PATRICIA L. MURPHY. Ms. Murphy has served as the Corporation's Chief Financial Officer and Treasurer since May 1992 and as the Corporate Controller of PLC Medical since December 1991. Prior to joining the Corporation, from 1989 to December 1991, she was Assistant Controller of Town & Country Corporation, a publicly traded jewelry manufacturer, and Corporate Controller at Bytex
Corporation, a publicly traded manufacturer of computer network switching devices, from 1983 to 1989. Ms. Murphy has also worked in public accounting at Coopers & Lybrand LLP and is a Certified Public Accountant.

         KENNETH J. PULKONIK. Mr. Pulkonik has served as a director of the Corporation since 1992. Mr. Pulkonik has served as President and Chairman of the Board of Rush Electronics Ltd. of Ontario, Canada, a privately held business, since 1983. Mr. Pulkonik has also served as the Chairman of the Board for Rush Corporation, the United States subsidiary of Rush Electronics Ltd., a privately held company, since 1987. In 1971, Mr. Pulkonik co-founded Rush Industries, Inc., a privately held industrial distributor to the electronics industry in the New England area.

         ROBERTS A. SMITH, PH.D. Dr. Smith has served as a director of the Corporation since January 1993. From 1980 to 1986 and from 1988 to the present, Dr. Smith has been the President of Viratek, Inc., a pharmaceutical development company. He was the Vice President of SPI Pharmaceuticals, a pharmaceutical marketing company from 1990 to 1992, and from 1985 to 1988, Dr. Smith was the Vice President and a director of the Nucleic Acid Research Institute. Dr. Smith has been the Vice Chairman since 1992 and a founding director since 1959 of ICN Pharmaceuticals, Inc., the parent company of Viratek, Inc., a publicly traded company, and SPI Pharmaceuticals. From 1958 to 1987, Dr. Smith was a full Professor and from 1987 to the present, Dr. Smith has been a Professor Emeritus, at the University of California, Los Angeles where he instructs in biochemistry.

         H. B. BRENT NORTON, M.D. Dr. Norton has served as a director of the Corporation since June 1994. He has served since 1991 as the President of IMI Diagnatech Inc., a privately held biotechnology commercialization company. Additionally, since 1990, he has owned and been the President of the Ontario Workers Health Clinic, a privately held health assessment company. From 1990 to 1993, Dr. Norton was an associate at the Institute for Sport Medicine and Human Performance, a privately held provider of medical care to athletes. From 1989 to 1990, Dr. Norton served as the Medical Director of Mueller Medical International Inc., a publicly traded biotechnology company. Dr. Norton received his degree as a Doctor of Medicine from McGill University and a Master of Business Administration degree from the University of Western Ontario.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers and significant employees of the Corporation, their ages and positions in the Corporation are as follows:


NAME                                AGE     POSITION
----                                ---     --------

Robert I. Rudko, Ph.D.              55      Chairman of the Board of Directors, Interim Acting
                                            President (effective June 30, 1997) and Chief Scientist

M. Lee Hibbs                        50      President, Chief Executive Officer and Director

Patricia L. Murphy                  46      Chief Financial Officer and Treasurer

Stephen J. Linhares                 40      Vice President of Research and Development and
                                            Clinical Trials - PLC Medical Systems, Inc.

John R. Serino                      49      Vice President of Sales and Marketing - PLC Medical
                                            Systems, Inc.


         The following is a brief account of the business experience of each officer and key employee of the Corporation, other than Dr. Rudko, Mr. Hibbs and Ms. Murphy, whose backgrounds are summarized above:

         STEPHEN J. LINHARES. Mr. Linhares has served as PLC Medical's Vice President of Research and Development and Clinical Trials since January 1996. Mr. Linhares was PLC Medical's Director of Engineering from 1987 to 1995. He joined PLC Medical in 1983 as an engineer and was subsequently appointed
Operations Manager in 1985 and Director of Engineering in 1987. His responsibilities currently include managing all aspects of PLC Medical's product research and development as well as clinical affairs. Prior to joining PLC
Medical, he was employed in the Research Division of Raytheon Company, a publicly traded defense contractor, as an Associate Scientist from 1979 to 1983.

         JOHN R. SERINO. Mr. Serino has served as PLC Medical's Vice President of Sales and Marketing since December 1995. From 1994 to 1995, Mr. Serino was the President of Paradigm Medical, Inc., a medical consulting company. From 1989 to 1994, Mr. Serino served in various capacities at Medtronic Cardiopulmonary, a manufacturer of instruments used in open heart surgery. From 1976 to 1989, Mr. Serino held various positions at Shiley, Inc., a division of Pfizer Hospital, which manufactures and markets specialty medical products for use in cardiovascular and respiratory care.

CERTAIN TRANSACTIONS

         In February 1992, in connection with the acquisition of PLC Medical, several of PLC Medical's officers and directors issued non-recourse promissory notes (the "Notes") to PLC Medical to exercise their PLC Medical options, which options if not exercised would otherwise have been cancelled. As of December 31, 1995, $119,000 of the Notes were outstanding from the following individuals: Ms. Murphy, the Corporation's Chief Financial Officer ($60,000), Mr. Linhares, PLC Medical's Vice President of Research and Development and Clinical Trials ($50,000) and a third party who is not an officer or director ($9,000). All of the Notes were paid during Fiscal 1996.

         On April 18, 1997, Mr. Hibbs and the Corporation entered into a severance agreement and release (the "Agreement"). Pursuant to the terms of the Agreement, Mr. Hibbs has agreed to resign as the President and board member of the Corporation effective June 30, 1997 and as the Chief Executive Officer of the Corporation effective July 31, 1997. In addition, Mr. Hibbs shall receive his current annual base salary of $215,000 through December 31, 1997 as an employee of the Corporation. From January 1, 1998 through April 18, 1998, he shall receive severance pay at the rate of $215,000 per annum. Mr. Hibbs shall be entitled to receive in accordance with the terms of his employment agreement, the sum of $43,000, payable in twelve (12) equal monthly installments commencing August 1, 1997.

         During Fiscal 1991, the Corporation loaned Corhart Management Group, Inc. ("Corhart") the sum of $126,061 on a demand basis. Corhart provided office and administration services for the Corporation's Vancouver office. Corhart then loaned a portion of the $126,061 to Dr. Rudko, the Corporation's Chairman of the Board and Chief Scientist. The balance of this loan plus accrued interest is approximately $78,000. The loan currently bears interest at prime (8.25% at December 31, 1996) plus 0.4%.

         No insider or proposed nominee for election as a director of the Corporation and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of Fiscal 1996 or in any proposed transaction which in either such case has materially affected or will materially affect the Corporation, except as described above.

         The Corporation believes that the aforementioned transactions were on terms as favorable as could have been obtained from independent third parties, and that any future transaction by the Corporation with its officers, directors or principal stockholders will be on terms no less favorable than could be obtained from independent third parties and will be subject to approval by a majority of the independent directors.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of May 23, 1997, certain information concerning stock ownership of the Corporation by (i) each person who is known by the Corporation to own of record or beneficially more than five percent (5%) of the Corporation's Common Stock, (ii) each of the Corporation's directors and
(iii) all directors and executive officers as a group. Except as otherwise indicated, the Stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.


                                                                           NUMBER
                                                                           OF SHARES
NAME OF                                                                    BENEFICIALLY           PERCENTAGE
BENEFICIAL OWNER(1)                                                        OWNED(2)                OF CLASS
-------------------                                                        --------                --------

Robert I. Rudko, Ph.D.(3) ........................................         1,269,013                   7.6%

M. Lee Hibbs(4)...................................................           316,667                   1.9%

Edward H. Pendergast(5)(6)(7)(8)..................................            98,892                   *

Harold P. Capozzi(6)(9)(10).......................................            42,850                   *

Kenneth J. Pulkonik(5)(6)(9)......................................            65,000                   *

Roberts A. Smith, Ph.D.(6)(9)(11).................................            45,000                   *

H.B. Brent Norton, M.D.(9)(12)....................................            37,000                   *

Arab Banking Corporation..........................................           747,100                   4.5%

All directors and officers
as a group (11 persons)(3)(4)(5)(6)
(7)(8)(9)(10)(11)(12)(13)(14)(15).................................         2,080,804                  12.5%


------------------
* Less than 1%.

(1) Each of such persons, with the exception of Arab Banking Corporation, may be reached through the Corporation at 10 Forge Park, Franklin, Massachusetts 02038. The address for Arab Banking Corporation is c/o Hughes Hubbard & Reed, One Battery Park Plaza, New York, New York 10004.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) The figures presented in the table include 100,000 shares of an option to purchase up to 300,000 shares of Common Stock through December 31, 1999 at a price of $4.00 per share, which option fully vests at December 31, 1999 or earlier upon receipt of pre-market approval ("PMA") of the Corporation's patented laser system known as THE HEART LASER(TM) (the "Heart Laser") from the FDA, except that all such options shall vest immediately in the event of a sale or acquisition of all or substantially all of the assets of the Corporation or the sale of all or substantially all of the Corporation's stock to an acquiring party. The figures in this table also include 39,567 shares of an option granted on March 3, 1995 to purchase up to 72,900 shares of Common Stock at an exercise price of $3.69 per share which fully vests on December 2, 1997 and terminates on March 2, 2005. Also includes 94,762 shares of Common Stock held by Dr. Rudko's wife, but as to which Dr. Rudko disclaims any beneficial interest. Excludes 13,750 shares of Common Stock held by Dr. Rudko's adult children, as to which he disclaims any beneficial interest.

(4) Includes 66,667 shares of Common Stock owned by M. Lee Hibbs, the Corporation's Chief Executive Officer and President. The figures presented in the table also include 250,000 shares of an option granted on September 23, 1993 to purchase up to 350,000 shares of Common Stock at an exercise price of $4.25 per share which fully vests on October 12, 1998 or earlier upon receipt of PMA of the Heart Laser from the FDA, except that all such options shall vest immediately in the event of a sale or acquisition of all or substantially all of the assets of the Corporation or the sale of all or substantially all of the Corporation's stock to an acquiring party. Pursuant to the Agreement with Mr. Hibbs and the terms of Mr. Hibbs' option letter, if PMA is not received by July 31, 1997, the options will not vest and will be cancelled. The options expire five years from the date on which the options vest in full. The figures presented in the table exclude (i) an option granted on March 3, 1995 to purchase up to 33,333 shares of Common Stock at an exercise price of $3.69 per share which vests in full on December 2, 1997 and which option terminates on March 2, 2005 and (ii) an option to purchase up to 25,000 shares of Common Stock granted on July 17, 1996 at an exercise price of $14.88 per share, which vests on the earlier of January 1, 2001 or when the PMA is received from the FDA and terminates on July 16, 2006. All non-vested stock options in (i) above shall be cancelled effective December 31, 1997 if not vested in accordance with the Agreement. All non-vested stock options in (ii) above shall be cancelled effective July 31, 1997 if not vested in accordance with the Agreement. See "CERTAIN TRANSACTIONS."

(5) Includes an option granted on September 16, 1993 to purchase up to 30,000 shares of Common Stock at an exercise price of $4.00 per share through September 15, 2003, which is fully vested.

(6) Includes an option granted on June 19, 1995 to purchase up to 10,000 shares of Common Stock at an exercise price of $10.44 per share through June 18, 2005 which is fully vested.

(7) Includes an option granted on August 4, 1995 to purchase up to 10,000 shares of Common Stock at an exercise price of $12.56 per share through August 3, 2005, which is fully vested. Excludes 1,000 shares of Common Stock owned by a trust established for the benefit of a child of Mr. Pendergast over which shares Mr. Pendergast has no control, and of which he disclaims any beneficial ownership.

(8) Includes an option granted on June 17, 1996 to purchase up to 20,000 shares of Common Stock at an exercise price of $24.50 per share through June 16, 2006, which is fully vested.

(9) Includes an option granted on June 17, 1996 to purchase up to 10,000 shares of Common Stock at an exercise price of $24.50 per share through June 16, 2006, which is fully vested.

(10) Includes an option granted on September 16, 1993 to purchase up to 5,662 shares of Common Stock at an exercise price of $4.00 per share through September 15, 2003, which is fully vested.

(11) Includes an option granted on September 16, 1993 to purchase up to 25,000 shares of Common Stock at an exercise price of $4.00 per share through September 15, 2003, which is fully vested.

(12) Includes an option granted on June 9, 1994 to purchase up to 27,000 shares of Common Stock at an exercise price of $4.63 per share through June 9, 2004, which is fully vested.

(13) Includes an aggregate of 115,715 shares owned by Patricia L. Murphy, the Corporation's Chief Financial Officer, consisting of (i) 50,293 shares of Common Stock, (ii) 13,571 shares of an option granted on July 28, 1994 at an exercise price of $3.97 per share, which is fully vested and terminates on January 5, 2004; (iii) 13,333 shares of an option granted on July 28, 1994 at an exercise price of $3.97 per share, which option vests on July 28, 1997 and terminates on July 27, 2004; (iv) 35,184 shares of an option granted on March 3, 1995 to purchase up to 53,517 shares of Common Stock at an exercise price of $3.69 per share, which fully vests on December 2, 1997 and terminates on March 2, 2005; and (v) 3,334 shares of an option granted on January 2, 1996 to purchase up to 10,000 shares of Common Stock at an exercise price of $16.31 per share, which vests in equal installments over three years beginning January 2, 1997 and terminates on January 1, 2006.

(14)     Includes an aggregate of 74,000 shares of Common Stock owned by Stephen
         J. Linhares, the Vice President of Research and Development and Clinical Trials of PLC Medical consisting of (i) 64,040 shares of Common Stock; (ii) 2,460 shares of an option granted on July 28, 1994 at an exercise price of $3.97 per share, such option vests on December 31, 1996 and terminates on December 31, 2003; (iii) 5,000 shares of an option to purchase up to 15,000 shares of Common Stock granted on August 4, 1995 at an exercise price of $12.56 per share, such option vests in equal installments over three years beginning on August 4, 1996 and terminates on August 3, 2005; and
         (iv) 2,500 shares of an option to purchase up to 5,000 shares of Common Stock granted on July 17, 1996 at an exercise price of $14.88 which vests on the earlier of August 1, 2001 or one half upon filing of the Corporation's PMA application with the FDA and one half upon receipt of the PMA letter of approval from the FDA. Such option terminates on July 16, 2006.

(15) Includes 16,667 shares of an option to purchase up to 50,000 shares of Common Stock granted to Mr. Serino on January 2, 1996 at an exercise price of $16.31 per share, such option vests in equal installments over three years beginning on January 2, 1997 and terminates on January 1, 2006.

                     COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS COMPENSATION

         During Fiscal 1996, the aggregate cash compensation paid or payable to the Corporation's executive officers was approximately $999,415.

         The following table sets forth the compensation paid to Dr. Rudko, the Corporation's Chairman, Interim Acting President (effective June 30, 1997) and Chief Scientist, Mr. M. Lee Hibbs, the Corporation's President and Chief Executive Officer, Patricia L. Murphy, the Corporation's Chief Financial Officer, John R. Serino, PLC Medical System's Vice President of Sales and Marketing and William F. Franks, Jr., PLC Medical System's Former Vice President of Operations with respect to services rendered to the Corporation during Fiscal 1996 and the fiscal years ended December 31, 1995 ("Fiscal 1995") and December 31, 1994 ("Fiscal 1994").


                                            SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                                                                         Compensation
                           Annual Compensation                                              Awards
------------------------------------------------------------------------------------------------------------------------
    (a)                    (b)        (c)             (d)          (e)                 (g)           (i)

                                                                                    Securities
  Name and                                                                          Underlying
  Principal                                                    Other Annual          Options       All Other
  Position                 Year     Salary(1)        Bonus    Compensation(3)           (#)      Compensation
------------               ----     ---------        -----    ---------------     -------------  ------------

Robert I. Rudko, Ph.D.     1996     $192,500      $ 38,500(1)      $28,875               0         $      0
 Chairman of the           1995     $175,000      $ 84,000(1)      $26,250           100,000       $      0
 Board and                 1994     $132,692      $      0         $12,193               0         $  3,893(4)
 Chief Scientist

M. Lee Hibbs               1996     $215,000      $ 43,000(1)      $32,250            25,000       $ 23,540(5)
 President,                1995     $195,000      $113,600(1)      $29,250           100,000       $ 13,170(5)
 Chief Executive Officer   1994     $171,665      $ 45,000(2)      $ 6,000               0         $  5,790(5)
 and Director

Patricia L. Murphy         1996     $115,000      $ 23,000         $17,250            10,000       $      0
 Chief Financial           1995     $100,000      $ 15,000         $15,000            55,000       $      0
 Officer                   1994     $ 83,335      $ 15,000         $ 6,000            30,714       $      0

John R. Serino             1996     $125,000      $ 31,250         $ 6,000            50,000       $ 10,390(5)
  Vice President of        1995(6)  $  4,800      $      0         $     0               0         $      0
  Sales and Marketing      1996(6)       N/A           N/A             N/A               N/A            N/A


William F. Franks, Jr.     1996     $ 87,500      $ 11,375         $ 6,000            50,000       $      0
  Vice President of        1995(6)       N/A           N/A             N/A               N/A            N/A
  Operations               1994(6)       N/A           N/A             N/A               N/A            N/A


(1) Amounts shown indicate annual cash compensation earned and received by Dr. Rudko, Mr. Hibbs, Ms. Murphy, Mr. Serino and Mr. Franks. Executive officers, including Dr. Rudko, Ms. Murphy, Mr. Serino and Mr. Franks participate in the Corporation's group life, health and long-term disability insurance, at generally the same benefit levels as are available to all of the Corporation's full time employees. Effective in September 1994, the Compensation Committee recommended and the Board of Directors approved new employment agreements which provided for increases in the base salaries of Dr. Rudko and Mr. Hibbs from $100,000 and $160,000 to $175,000 and $195,000, respectively and benefits, to be selected by the executive, equal to 15% of his base salary. Their new agreements, which expire on December 31, 1997, provides for an annual review of salary increases and bonus plans by the Board of Directors for each fiscal year beginning January 1, 1996. Effective January 1, 1996, the base salaries of Dr. Rudko and Mr. Hibbs increased from $175,000 and $195,000 to $192,500 and $215,000, respectively. The agreements also provide that each of Mr. Hibbs and Dr. Rudko may receive a bonus, commencing with Fiscal 1995, on a sliding scale based upon the Corporation achieving a certain percentage of its annual plan for sales and placements of the Heart Laser, provided that the Corporation must achieve at least 70% of plan for the bonus to be paid. If the Corporation achieves at least 70% of its plan, the executive will receive 28% of his base salary as a bonus. If the Corporation achieves 100% of its plan the officer will receive 40% of his base salary. The bonus available provides for linear increases such that the maximum bonus the officer may receive is 120% of base salary if the Corporation achieves 190% of its plan. In addition, Mr. Hibbs was entitled to receive a bonus of $10,000 for each $1,000,000 in net earnings before tax earned in Fiscal 1995, up to a maximum bonus of $50,000. Pursuant to the terms of these agreements, bonuses in the amounts of $39,000 and $84,000, were paid to Dr. Rudko and $43,000 and $113,600 were paid to Mr. Hibbs for Fiscal 1996 and 1995, respectively. On April 18, 1997, Mr. Hibbs and the Corporation entered into a severance agreement and release (the "Agreement"). Pursuant to the terms of the Agreement, Mr. Hibbs has agreed to resign as the President and board member of the Corporation effective June 30, 1997 and as the Chief Executive Officer of the Corporation effective July 31, 1997. In addition, Mr. Hibbs shall receive his current annual base salary of $215,000 through December 31, 1997 as an employee of the Corporation. From January 1, 1998 through April 18, 1998, he shall receive severance pay at the rate of $215,000 per annum. Furthermore, pursuant to the terms of the Agreement and Mr. Hibbs' employment agreement, he is entitled to receive the sum of $43,000, payable in twelve (12) equal monthly installments commencing August 1, 1997. See "CERTAIN TRANSACTIONS."

(2) During Fiscal 1994, Mr. Hibbs was entitled to receive incentive compensation of $5,000 for each Heart Laser that the Corporation sold over the first five, to a maximum payment of $50,000. In Fiscal 1994, Mr. Hibbs received $35,000 as a result of such incentive compensation and an additional $10,000 as a result of other incentive compensation.

(3) In Fiscal 1995, the Compensation Committee approved a benefit allowance of up to 15% of base salary for Dr. Rudko and Mr. Hibbs. The determination of such benefits is up to the individual. Ms. Murphy was also given the same benefit allowance commencing in Fiscal 1995. In Fiscal 1994, the Corporation made monthly compensatory automobile and insurance payments of approximately $1,016 for an automobile for Dr. Rudko, and Mr. Hibbs and Ms. Murphy each received a $500 per month compensatory automobile allowance. In Fiscal 1996, Mr. Serino and Mr. Franks each received a $500 per month compensatory automobile allowance.

(4) In Fiscal 1994, the Corporation paid on behalf of Dr. Rudko his share of premiums under a $1,000,000 reverse split-dollar key person life insurance policy, of which Dr. Rudko is a partial beneficiary.

(5) Represents payment of $23,540 in Fiscal 1996, $13,170 in Fiscal 1995 and $5,790 in Fiscal 1994 of a $42,500 moving allowance paid to Mr. Hibbs in connection with moving expenses. In Fiscal 1996, $10,390 was paid to Mr. Serino in connection with moving expense reimbursement.

(6) Mr. Serino joined the Corporation in mid December 1995 and Mr. Franks joined the Company in January 1996. Effective in May 1997, Mr. Franks is no longer employed by the Corporation.

         Except for the Agreement with Mr. Hibbs, the Corporation has no plans other than as set out herein pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during Fiscal 1996 or is proposed to be paid or distributed in a subsequent year. See "CERTAIN TRANSACTIONS." No other compensation was paid by the Corporation to the executive officers during Fiscal 1996, including personal benefits and securities or property paid or distributed other than pursuant to a formal plan which compensation is not offered on the same terms to all full time employees, except as noted above.

         The following table sets forth the options granted to the named executive officers in Fiscal 1996.

                        OPTION GRANTS IN FISCAL YEAR 1996

                                                                                         Potential Realizable Value
                                                                                         at Assumed Annual Rates of
                                                                                           Stock Price Appreciation
                                                       Individual Grants                     For Option Term (5)
--------------------------------------------------------------------------------------------------------------------
            (a)                  (b)           (c)              (d)           (e)           (f)               (g)
------------------------   ---------------  ------------    -----------  -------------   ----------       ---------

                                            % of Total
                              Number of       Options
                             Securities     Granted to
                             Underlying      Employees      Exercise or
                               Options       in Fiscal      Base Price    Expiration
        Name                 Granted (#)      Year (3)        ($/Sh)        Date(4)          5%             10%
------------------------   ---------------  ------------    -----------  -------------   ----------       ---------

M. Lee Hibbs.............     25,000(1)           5%         $14.88       07/16/2006     $226,000       $   573,000

Patricia L. Murphy ......     10,000(2)           2%         $16.31       01/01/2006     $102,600       $   260,000

John R. Serino...........     50,000(2)          10%         $16.31       01/01/2006     $513,000       $ 1,300,000

William F. Franks, Jr.        50,000(2)          10%         $16.31       01/01/2006     $513,000       $ 1,300,000

----------
(1) These options were granted on July 17, 1996 and vest on the earlier of January 1, 2001 or when the PMA is received from the FDA.

(2) These options were granted on January 2, 1996 and vest in equal installments over a three year period beginning January 2, 1997.

(3) In Fiscal 1996, options to purchase 482,250 shares of Common Stock were granted to Company employees, including executive officers.

(4) The options are subject to earlier termination upon certain events related to termination of employment. Pursuant to the terms of the Agreement, Mr. Hibbs is an employee of the Corporation until December 31, 1997. Effective in May 1997, Mr. Franks is no longer an employee of the Corporation.

(5) Amounts for the named executives shown in these columns have been derived by multiplying (i) the difference between (a) the product of the per share market price at the time of the grant and the sum of 1 plus the adjusted stock price appreciation rate (the assumed rate of appreciation compounded annually over the term of the option) and (b) the per share exercise price of the option; and (ii) the number of securities underlying the option. The dollar gains under these columns result from calculations assuming hypothetical growth rates as set by the Securities and Exchange Commission and are not intended to forecast possible future price appreciation, if any, of the Corporation's Common Stock.

         The following table indicates the options that were exercised in Fiscal 1996 and sets forth the value of outstanding options held by executive officers, directors and other employees of the Corporation as of December 31, 1996.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996
                            AND FY-END OPTION VALUES
                            ------------------------


(a)                          (b)             (c)                       (d)                     (e)
                                                                    Number of
                                                                    Securities                Value of
                                                                    Underlying              Unexercised
                                                                   Unexercised             In-the-Money
                                                                     Options                  Options
                           Shares                                   at FY-End               at FY-End
                          Acquired                                 Exercisable/           Exercisable/
         Name            on Exercise    Value Realize ($)         Unexercisable         Unexercisable(1)(2)
         ----            -----------    -----------------         -------------         -------------------

Robert I. Rudko, Ph.D.     27,100           $303,249(3)           139,567/233,333       $2,550,990/$4,254,660

M. Lee Hibbs               25,000           $693,750(3)           341,667/158,333       $6,166,840/$2,593,410

Patricia L. Murphy         25,293           $276,362(3)           55,422/  34,999       $1,019,640/$  519,415

John R. Serino                  0                  0                   0/  50,000       $        0/$  294,000

William F. Franks, Jr.(4)       0                  0                   0/  50,000       $        0/$  294,000

----------
(1) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise prices of the option.

(2) The value of unexercised options is determined by multiplying the number of options held by the difference between the fair market value of the Common Stock underlying the options at the end of Fiscal 1996 ($22.19 per share as determined by the average of the high and low sale prices of the Common Stock as reported by the American Stock Exchange on December 31, 1996) and the exercise price of the options granted. Since the fair market value at the end of Fiscal 1996 was greater than or equal to the exercise price of the options held, all of the options included in this table are In-the-Money.

(3) The value realized is calculated by determining the difference between the fair market value of the Common Stock acquired at exercise and the exercise price.

(4) Effective in May 1997, Mr. Franks is no longer an employee of the Corporation.

COMPENSATION OF DIRECTORS

         Each of the directors other than Dr. Rudko and Mr. Hibbs receives a fee of $650 for each meeting of the Board of Directors or a fee of $600 for each committee meeting of the Board of Directors plus reimbursement for related travel expenses and an additional $2,000 per quarter. In the event the director participates at such meeting via the telephone, he receives 50% of the applicable fee. Eligible directors also receive stock options pursuant to the Corporation's 1994 Formula Stock Option Plan. See "Beneficial Ownership of Common Stock." In March 1995, Mr. Pendergast agreed to serve as the Lead Outside Director of the Corporation and effective January 17, 1997, he receives $4,000 per quarter for his services as Lead Outside Director in addition to the fees and expenses referenced above. Mr. Pendergast may also receive $1,000 per day for other consulting activities provided to the Corporation on a pre-approved basis by the Board of Directors. Mr. Pendergast was also granted an option on August 4, 1995 to purchase up to 10,000 shares of Common Stock at an exercise
price  of  $12.56  per  share  through  August  3,  2005,   subject  to  certain
requirements and his continued service as Lead Outside Director for the Corporation. See "Beneficial Ownership of Common Stock." The Corporation has no arrangements, pursuant to which directors were compensated for their services in their capacity as directors during Fiscal 1996 or thereafter, except as described above.

EMPLOYMENT   CONTRACTS,   TERMINATION   OF  EMPLOYMENT   AND   CHANGE-IN-CONTROL
ARRANGEMENTS

         The Corporation has arrangements with respect to compensation received or that may be received by the named executive officers to compensate such officers in the event of termination of employment (resignation, retirement, change in control) or in the event of a change in responsibilities following a change in control. An employment agreement was entered into in May 1992 between Dr. Rudko and the Corporation and an employment agreement was entered into in October 1993 between Mr. Hibbs and the Corporation each providing for payment of 24 months' base salary and prior bonus to Dr. Rudko and 12 months' base salary to Mr. Hibbs. Dr. Rudko's agreement was amended in September 1994 to provide that in addition to the severance benefits discussed above, in the event of a sale or change of control in the Corporation, and if Dr. Rudko's employment is terminated without cause, or if Dr. Rudko is transferred outside of Eastern Massachusetts or if he has a significant reduction in responsibility with the Corporation, then he shall be entitled to receive 299% of his prior year's compensation (as determined by Section 280G of the Internal Revenue Code of 1986, as amended). In addition, Dr. Rudko's employment agreement, as modified, provides that if he remains with the Corporation for one year after a sale or change of control in the Corporation, then he shall receive as a bonus an amount equal to 18 months of his then current base salary. Mr. Hibbs' employment agreement has been superseded by the Agreement. As a result, he no longer receives such protection in the event of a sale or change of control in the Corporation. See "CERTAIN TRANSACTIONS."

         In addition, the Corporation entered into an agreement with each of Ms. Murphy and Mr. Linhares in April 1996 that provides for a severance payment equal to twelve months' base salary if either Ms. Murphy or Mr. Linhares is terminated without cause. The agreements also provide that in the event of a sale or change of control in the Corporation, and if Ms. Murphy's or Mr. Linhares' employment is terminated without cause, or their base salary or Corporation-paid benefits are reduced, or if they are transferred outside of Eastern Massachusetts or if they have a significant reduction in responsibility with the Corporation, then they shall be entitled to receive 100% of their prior year's compensation.

MANAGEMENT CONTRACTS

         No management functions of the Corporation are performed to any substantial degree by a person other than the directors or executive officers of the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Dr. Smith and Mr. Pendergast are members of the Compensation Committee, which was established on January 22, 1993. None of the executive officers of the Corporation has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Corporation's Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee, composed of Dr. Smith and Mr. Pendergast, is responsible for setting and administering the policies which govern annual compensation for the Corporation's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation will be submitted to the Board of Directors for approval.

        This report is provided as part of the Corporation's annual report to its Stockholders and is not considered to be proxy soliciting material. This report is not incorporated by reference in prior Securities Act of 1933 and Securities Exchange Act of 1934 filings made by the Corporation that might have incorporated future filings in their entirety, except to the extent that the Corporation specifically incorporates this information by reference, and should not be otherwise deemed filed under such Acts.

        The Compensation Committee believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar size; (ii) short-term bonus incentives for management to meet the Corporation's performance goals; and (iii) long-term incentive compensation in the form of stock options and other long-term equity compensation which will encourage management to continue to focus on shareholder return.

        The Compensation Committee's goal is to use compensation policies to closely align the interests of the Corporation with the interests of shareholders in that the Corporation's management has incentives to achieve short-term performance goals while building long-term value for the Corporation's shareholders. The Compensation Committee will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors which are unique to the Corporation.

        As discussed in our previous reports, in 1994, the Corporation retained a consulting firm to review the Corporation's existing compensation programs for its executive officers and to help develop the overall philosophy for the Corporation's compensation policy as described above, as well as to make specific recommendations on programs and plans. This new program established a new base salary for each executive with annual cash incentives to be paid based on attainment of defined performance goals.

        For Fiscal 1996, the Board authorized increases in annual base salaries for Mr. Hibbs and Dr. Rudko to $215,000 and $192,500, respectively, subject to annual review. The Compensation Committee considers such base salaries to be competitive in the markets in which the Corporation competes for its most senior personnel. In addition, consistent with compensation in prior years, each of Mr. Hibbs and Dr. Rudko received benefits at 15% of base salary, with such benefits being issued as selected by the executive.

        Following the recommendation of the compensation consultant, the Board of Directors also authorized a bonus plan for Mr. Hibbs and Dr. Rudko calculated on sales and placements of the Heart Laser. The plan provided for a bonus of 40% of base salary based on the Corporation achieving its annual plan for sales and placements of Heart Lasers. The bonus plan allows for an increase in bonus if the Corporation sells or places lasers in excess of the plan as well as a smaller bonus if the Corporation sells or places lasers below plan, except that no bonus is payable if the Corporation fails to achieve sales or placements below 70% of plan. Pursuant to the terms of the bonus plan, bonuses in the amounts of $43,000 and $38,500 were paid to Mr. Hibbs and Dr. Rudko, respectively, for Fiscal 1996.

        As part of the Corporation's longer-term incentive compensation program, officers are also eligible for awards under the Corporation's stock option plans. As the options provide value to the owner only when the price of the Corporation's stock increases above the grant price of the options, senior management attains a perspective of a shareholder with regard to the Corporation's financial position. The Compensation Committee also recognizes that stock options are considered a standard component of competitive compensation packages throughout the industry.

        Senior management also participates in company-wide employee benefit plans, including the Corporation's 401(k) Plan. Benefits under these plans are not dependent upon individual performance.

        The Compensation Committee is currently reviewing the Corporation's compensation policy and the compensation programs for its executive officers for fiscal 1997. As a result, the Corporation's compensation policy and programs may be modified.

                                                  COMPENSATION COMMITTEE
                                                  Edward H. Pendergast
                                                  Dr. Roberts A. Smith
                                                  May 29, 1997

PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on March 3, 1992 (the day the Corporation's Common Stock began trading on the over-the-counter market through the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and plotted at the end of each fiscal year thereafter as well as at May 2, 1997, in each of PLC Systems Inc.'s Common Stock, the American Stock Exchange Market Index of companies, and an index of 275 medical instrument and supply companies (including Cooper Companies, Summit Technology, Inc., and a number of other laser manufacturers) compiled by Media General Financial Services, Inc. The Corporation's Common Stock traded on NASDAQ from March 3, 1992 to September 16, 1992 and then commenced trading on the American Stock Exchange ("AMEX") on September 17, 1992.

                    03/03/92          12/31/92            12/31/93        12/31/94       12/31/95     12/31/96       05/02/97
                    --------          --------            --------        --------       --------     --------       --------

PLC Systems
  Inc.              $100.00           $103.13            $ 67.19          $ 61.72         $207.81      $281.25        $204.69

AMEX Market
  Index             $100.00           $ 97.97            $116.40          $102.82         $132.53      $139.85        $135.24

Medical
  Instruments
  and Supplies
  Group             $100.00           $ 97.32            $ 82.39          $ 90.56         $146.13      $153.32        $148.06


                           PRICE RANGE OF COMMON STOCK

         Since September 17, 1992, the Corporation's Common Stock has traded on the AMEX under the symbol "PLC." From March 3, 1992 through September 16, 1992, the Corporation's Common Stock was traded on the over-the-counter market through the NASDAQ. On May 23, 1997 the closing sale price of the Corporation's Common Stock as reported by the AMEX was $18 per share.

         As of May 23, 1997, the Corporation had 596 holders of record of its Common Stock. Management believes that there are approximately 15,000 beneficial owners of its Common Stock.

         For the periods indicated, the following table sets forth the range of high and low sales prices for the Common Stock as reported by AMEX from January 1, 1995.

                                                                                            SALES
                                                                                            -----
                                                                                      HIGH         LOW
                                                                                      ----         ---
         1995
         ----

         First Quarter ...........................................................  $6.25         $3.63
         Second Quarter........................................................... $11.88         $5.63
         Third Quarter............................................................ $20.63         $9.94
         Fourth Quarter........................................................... $20.38        $15.00

         1996
         ----

         First Quarter............................................................ $34.88        $16.63
         Second Quarter .......................................................... $33.88        $20.38
         Third Quarter............................................................ $28.63        $13.25
         Fourth Quarter........................................................... $27.25        $19.63

         1997
         ----

         First Quarter............................................................ $27.63        $16.63
         Second Quarter (through May 23, 1997).................................... $19.38        $12.38

                                    DIVIDENDS

         The  Corporation  has  never  paid  cash  dividends.   The  Corporation
currently intends to retain all future earnings, if any, for use in its business and does not anticipate paying any cash dividends in the foreseeable future.

                                   ITEM NO. 2

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

         Unless otherwise directed by the Stockholders, the persons named in the enclosed proxy will vote to appoint Ernst & Young LLP as auditors for the current fiscal year ending December 31, 1997 at a remuneration to be fixed by the directors. Ernst & Young LLP have been auditors for the Corporation since July 1995. A representative of Ernst & Young LLP is expected to be present at the Meeting, and will have the opportunity to make a statement and answer questions from Stockholders if he or she so desires.

         Prior to the engagement of Ernst & Young LLP, the Corporation had retained Coopers & Lybrand as its independent accountants. In July 1995, the Company requested that Coopers & Lybrand resign from the engagement. The resignation of Coopers & Lybrand as the Corporation's independent accountants was approved by the Corporation's Board of Directors based on a recommendation from the Audit Committee. Coopers & Lybrand complied with the resignation request.

         There were no disagreements between the Corporation and its former independent accountants regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with the audit of each of the Corporation's fiscal years in the period January 1, 1991 through December 31, 1994 or at any time subsequent thereto and prior to such dismissal, which would have caused Coopers & Lybrand to make reference to the subject matter of such disagreement in connection with its report. There had been no "reportable events" (as defined by Regulation S-K
Item 304(a) (1)(v)) during the period from January 1, 1991 through December 31, 1994 and during the period since December 31, 1994. In addition, the Corporation had not consulted another accountant regarding the application of accounting principles to a specified transaction.

         The report of such independent accountants upon the Corporation's financial statements for each of the Corporation's fiscal years in the period January 1, 1991 through December 31, 1994 contained neither an adverse opinion nor a disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

                                VOTING AT MEETING

         The Board of Directors has fixed May 23, 1997 as the record date for the determination of stockholders entitled to vote at this Meeting. At the close of business on that date, there were outstanding and entitled to vote 16,627,537 Shares of Common Stock.

                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

                               REVOCATION OF PROXY

         Subject to the terms and conditions set forth herein, all proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

         In order to be included in proxy material for the 1998 Annual Meeting, tentatively scheduled to be held on June 12, 1998, Stockholders' proposed resolutions must be received by the Corporation on or before January 29, 1998. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                           ANNUAL REPORT ON FORM 10-K

         THE CORPORATION IS PROVIDING WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE AUDITED FINANCIAL STATEMENTS AND RELATED SCHEDULE FOR THE CORPORATION'S MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1996.

                                  MISCELLANEOUS

         The management does not know of any other matters which may come before this Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                             By Order of the Board of Directors



                                             NEIL H. ARONSON
                                             Secretary

Franklin, Massachusetts
May 29, 1997


         THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                PLC SYSTEMS INC.

       PROXY FOR ANNUAL AND EXTRAORDINARY GENERAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 1997

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MANAGEMENT

    THE UNDERSIGNED hereby appoints Dr. Robert I. Rudko, or failing him, Patricia L. Murphy, or alternately, the following designated individual (the "Proxyholder"):____________________________, with full power of substitution to each, to vote for and on behalf of the undersigned at the Annual General Meeting of Stockholders of PLC SYSTEMS INC., to be held on Friday, June 30, 1997 at 10:00 a.m. at the Bank of Boston Auditorium, 100 Federal Street, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs the said Proxyholder to vote in accordance with his or her judgment on any matters which may properly come before the Meeting, all as indicated in the Notice of the Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

(1) To elect the following persons as Directors of the Corporation for a three year term of office:

         CLASS II
         Kenneth J. Pulkonik       FOR [ ]   WITHHOLD VOTE [ ]   AGAINST [ ]
         Patricia L. Murphy        FOR [ ]   WITHHOLD VOTE [ ]   AGAINST [ ]

(2) To appoint Ernst & Young LLP as auditors of the Corporation for the current fiscal year ending December 31, 1997 and to authorize the Board of Directors to fix the remuneration to be paid to the auditors.

                                   FOR [ ]   WITHHOLD VOTE [ ]   AGAINST [ ]

               MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.


(3) IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.






PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as the name appears below.

                                            Dated:
                                                   ----------------------------

                                            -----------------------------------
                                                       Signature

                                            -----------------------------------
                                               Signature if held jointly

                                            -----------------------------------
                                                     Printed Name

                                            -----------------------------------
                                                        Address

                                            NOTE:  When shares are held by joint
                                            tenants,   both  should  sign.  When
                                            signing   as   attorney,   executor,
                                            administrator,  trustee or guardian,
                                            please  give full title as such.  If
                                            the   person   named  on  the  stock
                                            certificate has died,  please submit
                                            evidence  of  your  authority.  If a
                                            corporation,  please  sign  in  full
                                            corporate  name by the  President or
                                            authorized  officer and indicate the
                                            signer's office.














                                PLC SYSTEMS INC.
                              (the "Corporation")



To: Registered and Non-Registered Stockholders

     Canadian National Policy 41, promulgated by the Canadian Provincial securities administrators, provides Stockholders with the opportunity to elect annually to have their name added to the Corporation's supplemental mailing list in order to receive quarterly financial statements of the Corporation. If you wish to receive such statements, please complete and return this form to:


                               Patricia L. Murphy
                             Chief Financial Officer
                                PLC Systems Inc.
                                  10 Forge Park
                          Franklin, Massachusetts 02038




                  ---------------------------------------------
                            Print Name of Stockholder


                  ---------------------------------------------
                                 Mailing Address


                  ---------------------------------------------
                                    City/Town


                  ---------------------------------------------
                  Province/State           Postal Code/Zip Code




BY SIGNING BELOW THE UNDERSIGNED HEREBY CERTIFIES TO BE A STOCKHOLDER OF THE CORPORATION.

                                                Date:
                                                     ---------------------------


                                                --------------------------------
                                                    Signature of Stockholder